SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 28, 1998


                        MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of June 30, 1998, which forms Mellon Bank Home Equity Installment
                                 Loan Trust 1998-1.


                        MELLON RESIDENTIAL FUNDING CORPORATION
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                 333-24453                                23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of December 28, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of January 25, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of June 30, 1998.


          Date:  January 29, 1999           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of December 28, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of January 25, 1999.





  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   48,500,000.00  42,849,503.30     229,244.84   2,496,182.89   2,
>725,427.73           0.00           0.00  40,353,320.41
          A-2   13,500,000.00  13,500,000.00      69,862.50           0.00
> 69,862.50           0.00           0.00  13,500,000.00
          A-3   22,200,000.00  22,200,000.00     116,920.00           0.00
>116,920.00           0.00           0.00  22,200,000.00
          A-4   24,339,000.00  24,339,000.00     131,836.25           0.00
>131,836.25           0.00           0.00  24,339,000.00
          A-5   13,200,000.00  13,200,000.00      69,300.00           0.00
> 69,300.00           0.00           0.00  13,200,000.00
          B     10,590,000.00  10,590,000.00      60,539.50           0.00
> 60,539.50           0.00           0.00  10,590,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         132,329,000.00 126,678,503.30     677,703.09   2,496,182.89   3,
>173,885.98           0.00           0.00 124,182,320.41

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  585525BP2          883.494913       4.726698      51.467688
> 56.194386     832.027225       6.420000%      6.420000%
          A-2  585525BQ0        1,000.000000       5.175000       0.000000
>  5.175000   1,000.000000       6.210000%      6.210000%
          A-3  585525BR8        1,000.000000       5.266667       0.000000
>  5.266667   1,000.000000       6.320000%      6.320000%
          A-4  585525BS6        1,000.000000       5.416667       0.000000
>  5.416667   1,000.000000       6.500000%      6.500000%
          A-5  585525BT4        1,000.000000       5.250000       0.000000
>  5.250000   1,000.000000       6.300000%      6.300000%
          B    585525BU1        1,000.000000       5.716667       0.000000
>  5.716667   1,000.000000       6.860000%      6.860000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                  November 30, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            December 28, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company
  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders


Distribution Date:            December 28, 1998

DELINQUENT AND
>                LOANS          LOANS          LOANS
FORECLOSURE LOAN                                30 TO 59       60 TO 89
>90 PLUS          IN             IN             IN
INFORMATION *                                     DAYS           DAYS
> DAYS        FORECLOSURE        REO        BANKRUPTCY
   GROUP 1     PRINCIPAL BALANCE                 719,329.00     201,608.00
>      0.00      30,973.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                           0.5748%        0.1611%
>    0.0000%        0.0247%        0.0000%        0.0000%
NUMBER OF LOANS                                          11              4
>         0              1              0              0
PERCENTAGE OF LOANS                                  0.4835%        0.1758%
>    0.0000%        0.0440%        0.0000%        0.0000%
* FORECLOSURES, REOS, AND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCK >ETS


BEGINNING POOL BALANCE
>                                         127,355,276.96
ENDING POOL BALANCE
>                                         125,152,433.60

BEGINNING LOAN COUNT
>                                                    2318
ENDING LOAN COUNT
>                                                    2275

TOTAL PRINCIPAL COLLECTIONS
>                                           2,202,843.36
TOTAL INTEREST COLLECTIONS
>                                           1,022,657.12


NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS
>                                                      43
AGGREGATE BALANCE OF PREPAYMENTS IN FULL
>                                           1,890,615.18

POOL REALIZED LOSSES
>                                                   0.00
LIQUIDATION PROCEEDS
>                                                   0.00

THE EXTRA PRINCIPAL DISTRIBUTION AMOUNT
>                                             293,339.53
THE OVERCOLLATERALIZATION AMOUNT
>                                             970,113.19
THE OVERCOLLATERALIZATION DEFICIENCY
>                                             646,516.34

ACCRUED SERVICING FEE FOR THE RELATED DUE PERIOD
>                                              53,064.70
LESS:  COMPENSATING INTEREST
>                                              (1,450.20)
           DELINQUENT SERVICING FEES
>                                              (8,745.42)

COLLECT SERVICING FEES FOR THE RELATED DUE PERIOD
>                                              42,869.08

DOES A TRIGGER EVENT EXIST?
>                                         NO

PROPERTIES IN REO:
LOAN NUMBER:                  STATED PRINCIPAL BALANCE


                                                                Page 2 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company






  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   48,500,000.00  40,353,320.41     215,890.26   2,910,990.13   3,
>126,880.39           0.00           0.00  37,442,330.28
          A-2   13,500,000.00  13,500,000.00      69,862.50           0.00
> 69,862.50           0.00           0.00  13,500,000.00
          A-3   22,200,000.00  22,200,000.00     116,920.00           0.00
>116,920.00           0.00           0.00  22,200,000.00
          A-4   24,339,000.00  24,339,000.00     131,836.25           0.00
>131,836.25           0.00           0.00  24,339,000.00
          A-5   13,200,000.00  13,200,000.00      69,300.00           0.00
> 69,300.00           0.00           0.00  13,200,000.00
          B     10,590,000.00  10,590,000.00      60,539.50           0.00
> 60,539.50           0.00           0.00  10,590,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         132,329,000.00 124,182,320.41     664,348.51   2,910,990.13   3,
>575,338.64           0.00           0.00 121,271,330.28

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  585525BP2          832.027225       4.451346      60.020415
> 64.471761     772.006810       6.420000%      6.420000%
          A-2  585525BQ0        1,000.000000       5.175000       0.000000
>  5.175000   1,000.000000       6.210000%      6.210000%
          A-3  585525BR8        1,000.000000       5.266667       0.000000
>  5.266667   1,000.000000       6.320000%      6.320000%
          A-4  585525BS6        1,000.000000       5.416667       0.000000
>  5.416667   1,000.000000       6.500000%      6.500000%
          A-5  585525BT4        1,000.000000       5.250000       0.000000
>  5.250000   1,000.000000       6.300000%      6.300000%
          B    585525BU1        1,000.000000       5.716667       0.000000
>  5.716667   1,000.000000       6.860000%      6.860000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                  December 31, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            January 25, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company
  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders


Distribution Date:            January 25, 1999

DELINQUENT AND
>                LOANS          LOANS          LOANS
FORECLOSURE LOAN                                30 TO 59       60 TO 89
>90 PLUS          IN             IN             IN
INFORMATION *                                     DAYS           DAYS
> DAYS        FORECLOSURE        REO        BANKRUPTCY
   GROUP 1     PRINCIPAL BALANCE                 485,624.00     168,034.00
>      0.00     201,071.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                           0.3967%        0.1373%
>    0.0000%        0.1643%        0.0000%        0.0000%
NUMBER OF LOANS                                          12              4
>         0              4              0              0
PERCENTAGE OF LOANS                                  0.5381%        0.1794%
>    0.0000%        0.1794%        0.0000%        0.0000%
* FORECLOSURES, REOS, AND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCK >ETS


BEGINNING POOL BALANCE
>                                         125,152,433.60
ENDING POOL BALANCE
>                                         122,414,678.03

BEGINNING LOAN COUNT
>                                                    2275
ENDING LOAN COUNT
>                                                    2230

TOTAL PRINCIPAL COLLECTIONS
>                                           2,737,755.57
TOTAL INTEREST COLLECTIONS
>                                             887,641.92


NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS
>                                                      45
AGGREGATE BALANCE OF PREPAYMENTS IN FULL
>                                           2,385,862.92

POOL REALIZED LOSSES
>                                                   0.00
LIQUIDATION PROCEEDS
>                                                   0.00

THE EXTRA PRINCIPAL DISTRIBUTION AMOUNT
>                                             173,234.56
THE OVERCOLLATERALIZATION AMOUNT
>                                           1,143,347.75
THE OVERCOLLATERALIZATION DEFICIENCY
>                                             353,176.81

ACCRUED SERVICING FEE FOR THE RELATED DUE PERIOD
>                                              52,146.85
LESS:  COMPENSATING INTEREST
>                                              (2,088.00)
           DELINQUENT SERVICING FEES
>                                              (9,352.31)

COLLECT SERVICING FEES FOR THE RELATED DUE PERIOD
>                                              40,706.54

DOES A TRIGGER EVENT EXIST?
>                                         NO

PROPERTIES IN REO:
LOAN NUMBER:                  STATED PRINCIPAL BALANCE


                                                                Page 2 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company